AIT Therapeutics Announces Uplisting to the Nasdaq Capital Market

Trading expected to begin on May 7, 2019

Garden City, NY, and Rehovot, Israel, May 3, 2019 – AIT Therapeutics, Inc. (OTCQB: AITB), a clinical-stage medical device and biopharmaceutical company focused on developing inhaled Nitric Oxide (NO) for the treatment of patients with respiratory conditions including serious lung infections and pulmonary hypertension, today announced that the Company’s common shares have been approved for listing on the The Nasdaq Capital Market. Trading is expected to begin on Tuesday, May 7 under its existing symbol AITB.

“I would like to thank the Nasdaq team for allowing us to trade on their prestigious, globally recognized and trusted exchange,” said Steven Lisi, Chairman and Chief Executive Officer of AIT Therapeutics. “I am very proud of the team at AIT for getting us to this point and I am confident that we will continue to execute our strategy and launch our first product in the United States before the middle of 2020.”

About AIT Therapeutics Inc.

AIT Therapeutics Inc. is a clinical-stage medical device and biopharmaceutical company developing a revolutionary NO Generator and Delivery System that uses NO generated from ambient air and delivers precise amounts of NO to the lungs for the potential treatment of respiratory and other diseases. The AIT NO Delivery System can generate up to 400 ppm of NO for delivery either continuously or for a fixed amount of time and has the ability to either titrate dose on demand or maintain a constant dose. The Company is currently applying its therapeutic expertise to develop treatments for pulmonary hypertension in various settings, in addition to treatments for lower respiratory tract infections that are not effectively addressed with current standards of care. AIT is currently advancing its revolutionary NO Generator and Delivery System in clinical trials for the treatment of bronchiolitis and severe lung infections such as nontuberculous mycobacteria (NTM). For more information, visit www.AIT-Pharm.com.

Forward-Looking Statement

This press release contains “forward-looking statements.” Forward-looking statements include statements about our expectations, beliefs, or intentions regarding our product offerings, business, financial condition, results of operations, strategies or prospects. You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “goal,” “assumes,” “targets” and similar expressions and/or the use of future tense or conditional constructions (such as “will,” “may,” “could,” “should” and the like) and by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. These forward-looking statements are only predictions and reflect our views as of the date they are made with respect to future events and financial performance. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including risks related to: our approach to discover and develop novel drugs, which is unproven and may never lead to marketable products; our ability to fund and the results of further pre-clinical and clinical trials; obtaining, maintaining and protecting intellectual property utilized by our products; our ability to enforce our patents against infringers and to defend our patent portfolio against challenges from third parties; our ability to obtain additional funding to support our business activities; our dependence on third parties for development, manufacture, marketing, sales, and distribution of products; the successful development of our product candidates, all of which are in early stages of development; obtaining regulatory approval for products; competition from others using technology similar to ours and others developing products for similar uses; our dependence on collaborators; and our short operating history. We undertake no obligation to update, and we do not have a policy of updating or revising, these forward-looking statements, except as required by applicable law.

CONTACT

Steven Lisi, Chief Executive Officer

AIT Therapeutics, Inc.

Steve@AIT-Pharm.com

Bob Yedid

LifeSci Advisors, LLC

Bob@LifeSciAdvisors.com

(646) 597-698